AMENDED SCHEDULE A
                            DATED FEBRUARY 14, 2017
                                     TO THE
                          EXPENSE LIMITATION AGREEMENT
                        DATED DECEMBER 23, 2015 BETWEEN
                      THE ADVISORS' INNER CIRCLE FUND III
                                      AND
                           PINEBRIDGE INVESTMENTS LLC

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Trust:

-----------------------------------------------------------------------------------------------------
NAME OF FUND               SHARE CLASS               MAXIMUM ANNUAL         TERM END DATE
                                                     OPERATING EXPENSE
                                                     LIMIT
-----------------------------------------------------------------------------------------------------
PineBridge Dynamic         Investor Servicing        0.50%                  February 28, 2018
Asset Allocation Fund      Shares
                           --------------------------------------------------------------------------
                           Institutional Shares
-----------------------------------------------------------------------------------------------------
PineBridge Dynamic         Investor Servicing        0.75%                  February 28, 2019
Asset Allocation Fund      Shares
-----------------------------------------------------------------------------------------------------

                                        Acknowledged and Accepted by:

                                        PineBridge Investments LLC

                                        /s/ Ethan Stambler
                                        ------------------
                                        Name: Ethan Stambler
                                        Title: Managing Director,
                                               Global Product
                                               Management

                                        The Advisors' Inner Circle Fund III

                                        /s/ Lisa Whittaker
                                        ------------------
                                        Name: Lisa Whittaker
                                        Title: VP & Assistant Secretary